SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 30, 2003

(Date of earliest event reported)

SOURCINGLINK.NET, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-28391	98-0132465

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16855 West Bernardo Drive, Suite 260, San Diego, CA	92127

(Address of principal executive offices)	(Zip Code)

(858) 385-8900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed, since last report.)

Page 1 of 5 Pages

ITEM 4.    CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Previous independent accountants

(i)	On July 30, 2003, PricewaterhouseCoopers LLP declined to stand for re-election as the independent accountants for the Registrant.

(ii)	The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinions or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their report on the financial statements for the fiscal year ended March 31, 2003 expressed substantial doubt as to the Registrant’s ability to continue as a going concern.

(iii)	In connection with its audits for the two most recent fiscal years and through July 30, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv)	During the two most recent fiscal years and through July 30, 2003, there have been no reportable events (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B).

(v)	The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 4, 2003, is filed as Exhibit 16.1 to this Form 8-K.

(b)	New independent accountants

(i)	The Registrant engaged Hutchinson and Bloodgood LLP as its new independent accountants as of July 30, 2003. The engagement was approved by the audit committee. During the two most recent fiscal years and through July 30, 2003, the Registrant has not consulted with Hutchinson and Bloodgood LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the instructions related thereto, or a reportable event, as that term is defined in Item 304(a)(1)(iv)(B) of Regulation S-B and the instructions related thereto.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b)	Not applicable.

(c)	Exhibits.

16.1	Letter dated August 4, 2003 from PricewaterhouseCoopers LLP to the SEC regarding the change in independent public accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCINGLINK.NET, INC.

Dated: August 4, 2003	/s/ GARY DAVIDSON
Gary Davidson VP Finance and Administration, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description	Page Number
16.1	Letter dated August 4, 2003 from PricewaterhouseCoopers LLP to the SEC regarding the change in independent public accountants.	5